SUBSIDIARIES OF REGISTRANT
                                  EXHIBIT 21.1
                       SUBSIDIARIES OF MIRANT CORPORATION
                        The voting stock of each company
                     shown indented is owned by the company
           immediately above which is not indented to the same degree.

Name of Company                                                                                   Jurisdiction of Organization
---------------                                                                                   ----------------------------
Mirant Corporation formerly known as Southern Energy, Inc.............................................................Delaware
      Southern Electric International, Inc............................................................................Delaware
      Southern Electric, Inc..........................................................................................Delaware
      Mirant Trust I formerly known as SEI Trust I....................................................................Delaware
      Mirant Capital Management, LLC formerly known as SE Capital Partners Management, LLC............................Delaware
         Mirant Capital, Inc. formerly known as SE Capital Partners, Inc..............................................Delaware
      Southern Company Capital Funding, Inc...........................................................................Delaware
         Southern Company Capital Trust I.............................................................................Delaware
         Southern Company Capital Trust II............................................................................Delaware
         Southern Company Capital Trust III...........................................................................Delaware
         Southern Company Capital Trust IV............................................................................Delaware
         Southern Company Capital Trust V.............................................................................Delaware
      Mirant Services, LLC formerly known as Southern Energy Resources, Inc...........................................Delaware
         Mirant Hong Kong Membership, Inc. formerly known as Southern Electric International - Asia, Inc..............Delaware
         Southern Electric International, GmbH.........................................................................Austria
         Mirant Mid-Atlantic Services, LLC formerly known as Southern Energy PJM Management, LLC......................Delaware
      Mirant Potomac River, LLC formerly known as Southern Energy Potomac River, LLC..................................Delaware
      Mirant Peaker, LLC formerly known as Southern Energy Peaker, LLC................................................Delaware
      Mirant Americas, Inc. formerly known as Southern Energy North America, Inc......................................Delaware
         Mirant Americas Procurement, Inc. formerly known as Nevada Power Services, Inc...............................Delaware
         Mirant Michigan Investments, Inc. formerly known as SEI Michigan Holdings, Inc...............................Delaware
           Mirant Zeeland, LLC formerly known as SEI Michigan, L.L.C..................................................Delaware
         Mirant Birchwood, Inc. formerly known as SEI Birchwood, Inc..................................................Delaware
           Birchwood Power Partners, L.P..............................................................................Delaware
           (50% - Mirant Birchwood, Inc.; 50% - Third party)
           Greenhost, Inc.............................................................................................Delaware
           (50% - Mirant Birchwood, Inc.; 50% - Third party)
         Mobile Development Company...................................................................................Delaware
         Mirant Wichita Falls Investments, Inc. formerly known as Southern Energy Wichita Falls Investment, Inc.......Delaware


         Mirant Wichita Falls Management, Inc.formerly known as Southern Energy Wichita Falls Management (G.P.), Inc..Delaware
           Mirant Wichita Falls, LP formerly known as Southern Energy Wichita Falls, L.P..............................Delaware
           (99% - Mirant Wichita Falls Investments, Inc.; 1% - Mirant Wichita Falls Management, Inc.)
         Mirant Nevada Investments, Inc. formerly known as Southern Energy Nevada Investments Holdings, Inc...........Delaware
           Mirant Nevada Management, Inc. formerly known as Southern Energy Nevada (G.P.), Inc........................Delaware
              Mirant Las Vegas, LLC formerly known as Southern Energy Nevada, L.L.C...................................Delaware
              (99% - Mirant Nevada Investments, Inc.; 1% - Mirant Nevada Management, Inc.)
         Mirant Perryville Investments, Inc. formerly known as Southern Energy Louisiana, Inc.........................Delaware
           Perryville Energy Partners, LLC............................................................................Delaware
           (50% - Mirant Perryville Investments, Inc.; 50% - Third party)
         SEI Hawaiian Cogenerators, Inc...............................................................................Delaware
         Mirant Wrightsville Investments, Inc. formerly known as Southern Energy Arkansas Investments, Inc............Delaware
         Mirant Wrightsville Management, Inc. formerly known as Southern Energy Wrightsville (GP), Inc................Delaware
           Wrightsville Power Facility, L.L.C.........................................................................Delaware
           (1% - Mirant Wrightsville Management, Inc.; 50% - Mirant Wrightsville Investments, Inc.;
           49% - Third party)
           Wrightsville Development and Funding, L.L.C................................................................Delaware
           (1% - Mirant Wrightsville Management, Inc.; 50% - Mirant Wrightsville Investments, Inc.;
           49% - Third party)
         Mirant Illinois Investments, Inc. formerly known as SEI Illinois, Inc........................................Delaware
           Mirant Rockdale, LLC formerly known as SEI Illinois, L.L.C.................................................Delaware
         Southern Energy Risk Management Investments, Inc.............................................................Delaware
         Mirant Risk Management Investments, Inc. formerly known as Southern Energy Risk Management, Inc..............Delaware
           Mirant PJM Marketing, LLC formerly known as Southern Energy PJM Marketing, LLC.............................Delaware
           (50% - Southern Energy Risk Management Investments, Inc.;
           50% - Mirant Risk Management Investments, Inc.)
           Mirant New England, LLC formerly known as Southern Energy New England, L.L.C...............................Delaware
           (50% - Southern Energy Risk Management Investments, Inc.;
           50% - Mirant Risk Management Investments, Inc.)
         Mirant Sugar Creek Ventures, Inc. formerly known as SEI Sugar Creek, Inc.....................................Delaware
           Mirant Sugar Creek, LLC formerly known as SEI Sugar Creek, L.L.C...........................................Delaware
         Mirant Sugar Creek Holdings, Inc. formerly known as SEI Sugar Creek Holdings, Inc............................Delaware
           Sugar Creek Energy, L.L.C...................................................................................Indiana
           (60% - Mirant Sugar Creek Ventures, Inc.; 40% - Mirant Sugar Creek Holdings, Inc.)
         Southern Energy North America Generating, Inc................................................................Delaware
           Mirant State Line Ventures, Inc. formerly known as SEI State Line, Inc.....................................Delaware
              State Line Holding Corporation..........................................................................Delaware
                  State Line Energy, LLC...............................................................................Indiana
              (60% - Mirant State Line Ventures, Inc.; 40% - State Line Holding Corporation)
           Mirant New York, Inc. formerly known as Southern Energy New York G.P., Inc.................................Delaware
           Mirant New York Investments, Inc. formerly known as Southern Energy Hudson Valley Investments, Ltd.........Delaware


              Mirant Bowline, LLC formerly known as Southern Energy Bowline, L.L.C....................................Delaware
              (99% - Mirant New York Investments, Inc.; 1% - Mirant New York, Inc.)
              Mirant Lovett, LLC formerly known as Southern Energy Lovett, L.L.C......................................Delaware
              (99% - Mirant New York Investments, Inc.; 1% - Mirant New York, Inc.)
              Mirant NY-Gen, LLC formerly known as Southern Energy NY-Gen, L.L.C......................................Delaware
              (99% - Mirant New York Investments, Inc.; 1% - Mirant New York, Inc.)
              Hudson Valley Gas Corporation...........................................................................New York
           Southern Energy Golden States Holdings, Inc................................................................Delaware
           Mirant California Investments, Inc. formerly known as Southern Energy Bay Area Investments, Inc............Delaware
              Mirant California, LLC formerly known as Southern Energy California, L.L.C..............................Delaware
              (50% - Mirant California Investments, Inc.; 50% - Southern Energy Golden States Holdings, Inc.)
                  Mirant Delta, LLC formerly known as Southern Energy Delta, L.L.C....................................Delaware
                  Mirant Potrero, LLC formerly known as Southern Energy Potrero, L.L.C................................Delaware
              Mirant Bay Area Procurement, LLC formerly known as Bay Area Power Services, L.L.C.......................Delaware
              (50% - Mirant California Investments, Inc.; 50% - Southern Energy Golden States Holdings, Inc.)
           Southern Energy New England (G.P.), Inc....................................................................Delaware
           Mirant New England Investments, Inc. formerly known as Southern Energy New England Investments, Inc........Delaware
              Mirant Canal, LLC formerly known as Southern Energy Canal, L.L.C........................................Delaware
              (99% - Mirant New England Investments, Inc.; 1% - Southern Energy New England (G.P.), Inc.)
              Mirant Canal II, LLC formerly known as Southern Energy Canal II, L.L.C..................................Delaware
              (99% - Mirant New England Investments, Inc.; 1% - Southern Energy New England (G.P.), Inc.)
              Mirant Kendall, LLC formerly known as Southern Energy Kendall, L.L.C....................................Delaware
              (99% - Mirant New England Investments, Inc.; 1% - Southern Energy New England (G.P.), Inc.)
           Mirant Wisconsin Investments, Inc. formerly known as SEI Wisconsin Holdings, Inc...........................Delaware
              Mirant Neenah, LLC formerly known as SEI Wisconsin, L.L.C...............................................Delaware
           Mirant Texas Management, Inc. formerly known as Southern Energy Texas (G.P.), Inc..........................Delaware


           Mirant Texas Investments, Inc. formerly known as Southern Energy Southwest Investments, Inc................Delaware
              Mirant Central Texas, LP formerly known as Southern Energy Central Texas, L.P...........................Delaware
              (99% - Mirant Texas Investments, Inc.; 1% - Mirant Texas Management, Inc.)
              Mirant Texas, LP formerly known as SEI Texas, L.P.......................................................Delaware
              (99% - Mirant Texas Investments, Inc.; 1% - Mirant Texas Management, Inc.)
              Mirant Texas, LLC formerly known as SEI Texas, LLC......................................................Delaware
           (99% - Mirant Texas Investments, Inc.; 1% - Mirant Texas Management, Inc.)
           Mirant Mid-Atlantic Investments, Inc. formerly known as Southern Energy Potomac Investments, Inc...........Delaware
           Mirant Mid-Atlantic Management, Inc. formerly known as Southern Energy PJM (G.P.), Inc.....................Delaware
           Mirant Mid-Atlantic, LLC formerly known as Southern Energy Mid-Atlantic, LLC...............................Delaware
              (99% - Mirant Mid-Atlantic Investments, Inc.; 1% - Mirant Mid-Atlantic Management, Inc.)
                  Mirant Chalk Point, LLC formerly known as Southern Energy Chalk Point, LLC..........................Delaware
                  Mirant D.C. O&M, LLC formerly known as Southern Energy D.C. O&M, LLC................................Delaware
                  Mirant Piney Point, LLC formerly known as Southern Energy Piney Point, LLC..........................Delaware
                  Mirant MD Ash Management, LLC formerly known as Southern Energy MD Ash Management, LLC..............Delaware
         Southern Energy Ventures, Inc................................................................................Delaware
           Mirant Americas Development, Inc. formerly known as Southern Energy Development - Americas, Inc.............Georgia
           Southern Energy Trading & Marketing, Inc...................................................................Delaware
              Southern Energy Retail Trading & Marketing, Inc.........................................................Delaware
              Mirant Americas Energy Marketing Investments, Inc. formerly known as SC Energy Ventures, Inc.............Georgia
                  Mirant ICE Investments, Inc. formerly known as Southern Company Energy Marketing ETC Inc............Delaware
                  Southern Producer Services Canada, Inc..............................................................Delaware
                  Mirant Americas Energy Capital, LP formerly known as Southern Producer Services L.P.................Delaware
                  (99% - Mirant Americas Energy Marketing Investments, Inc.; 1% - Mirant Americas Development, Inc.)
                  Mirant Americas Energy Marketing, LP formerly known as Southern Company Energy Marketing L.P........Delaware
                  (99% - Mirant Americas Energy Marketing Investments, Inc.; 1% - Mirant Americas Development, Inc.)
                      Mirant Americas Retail Energy Marketing, LP formerly known as
                      Southern Company Retail Energy Marketing L.P....................................................Delaware
                      (99% - Mirant Americas Energy Marketing, LP; 1% - Mirant Americas Development, Inc.)
                      Mirant Americas Energy Marketing Canada, Ltd. formerly known as
                      Southern Company Energy Marketing Canada Ltd......................................................Canada
                      IntercontinentalExchange, LLC...................................................................Delaware
                      (6.152% - Mirant Americas Energy Marketing, LP; 93.848% - Third Parties)


      Mirant International Investments, Inc. formerly known as Southern Energy International, Inc.....................Delaware
         Southern Energy do Brazil Ltda.................................................................................Brazil
         (99.99% - Mirant International Investments, Inc.; .01% - Mirant Services, LLC)
         Mirant (SIPD) Investments, Inc. formerly known as SE China Investments, Inc..................................Delaware
           Shangdong International Power Development Company Limited.....................................................China
           (9.99% - Mirant (SIPD) Investments, Inc.; 90.01% - Third Parties)
           Southern Energy Mauritius Ltd..............................................................................Mauritius
           SEMAR Limited..............................................................................................Mauritius
           Southern Energy Newco Limited..............................................................................Mauritius
         Mirant Asia-Pacific Ventures, Inc. formerly known as Southern Energy - Asia, Inc.............................Delaware
         Mirant Asia-Pacific Holdings, Inc. formerly known as Southern Energy Asia Ventures, Inc......................Delaware
              Mirant Asia-Pacific Limited formerly known as Southern Energy Asia-Pacific Limited......................Bermuda
              (90% - Mirant Asia-Pacific Ventures, Inc.; 10% - Mirant Asia-Pacific Holdings, Inc.)
                  Southern Energy Asia-Pacific Pagbilao Limited formerly known as CEPA Pagbilao Limited...............Hong Kong
                      Southern Energy Holdings Philippines, Inc.......................................................Philippines
                      (19.88% - Southern Energy Asia-Pacific Pagbilao Limited;
                      5% - SEAP Mobile Power Systems (BVI) Corporation;  2.76% - Navotas II Holdings (BVI) Corp.;
                      3.59% - SEAP Navotas I Limited; 68.77% - Southern Energy Asia-Pacific Pangasinan Limited)
                           Southern Energy Quezon, Inc................................................................Philippines
                      (87.22% - Southern Energy Holdings Philippines, Inc; 12.78% - Third parties)
                      Southern Energy Mobile, Inc.....................................................................Philippines
                          CEPA Services Corp..........................................................................Philippines
                      Southern Energy Navotas II Power, Inc...........................................................Philippines
                      Southern Energy Novatas, Inc....................................................................Philippines
                      (90% - Southern Energy Holdings Philippines, Inc; 10% - Third parties)
                      Southern Energy Pangasinan, Inc.................................................................Philippines
                      (66.4% - Southern Energy Holdings Philippines, Inc;
                      25.51% - Southern Energy Sual Holdings, Inc.)
                      Southern Energy Ilijan Ltd. Partnership.........................................................Philippines
                      (50% - Southern Energy Holdings Philippines, Inc;
                           50% - Southern Energy Project Holdings Philippines, Inc.)
                  Southern Energy China, Ltd..........................................................................British
                                                                                                                      Virgin
                                                                                                                      Islands
                      Southern Energy Power (India) Private Limited...................................................India
                  SEAP Novatas I Limited..............................................................................Hong Kong
                      Southern Energy Project Holdings Philippines, Inc...............................................Philippines
                  Navotas II Holdings (BVI) Corp......................................................................British
                                                                                                                      Virgin
                                                                                                                      Islands
                  SEAP Mobile Power Systems (BVI) Corporation.........................................................British
                                                                                                                      Virgin
                                                                                                                      Islands
                  SEAP Eastern Power Plant Limited....................................................................British
                                                                                                                      Virgin
                                                                                                                      Islands
                  Southern Energy Asia-Pacific Construction Limited...................................................Hong Kong


                      Sual Construction Corporation...................................................................Philippines
                      Southern Energy Resources and Development Corporation...........................................Philippines
                      (40% - Southern Energy Asia-Pacific Construction Limited; 60% - Edgardo Bautista)
                  SEAP International Finance Corporation..............................................................British
                                                                                                                      Virgin
                                                                                                                      Islands
                      Southern Energy Guangdong (BVI) Limited.........................................................British
                                                                                                                      Virgin
                                                                                                                      Islands
                      Stenus Limited..................................................................................Jersey
                           Southern Energy (Shajiao C) Limited........................................................Hong Kong
                           (79.99% - Southern Energy Guangdong (BVI) Limited; 0.01% - Stenus Limited;
                           20% - Third parties)
                  SEAP Financial Services Limited.....................................................................British
                                                                                                                      Virgin
                                                                                                                      Islands
              Southern Energy Asia-Pacific Pangasinan Limited.........................................................British
                                                                                                                      Virgin
                                                                                                                      Islands
                      Southern Energy Sual Holdings, Inc..............................................................Philippines
                  CEPA Pakistan (BVI) Limited.........................................................................British
                                                                                                                      Virgin
                                                                                                                      Islands
                  SEAP Nominee Services Limited.......................................................................British
                                                                                                                      Virgin
                                                                                                                      Islands
                  Tranquil Star Corporation...........................................................................British
                                                                                                                      Virgin
                                                                                                                      Islands
                      Southern Energy Thailand (BVI) Limited..........................................................British
                                                                                                                      Virgin
                                                                                                                      Islands
                  SEAP Balagarh (BVI) Limited.........................................................................British
                                                                                                                      Virgin
                                                                                                                      Islands
                      Southern Energy Asia-Pacific (Mauritius) Holding Limited........................................Mauritius
                  SEAP Hirma (BVI) Limited formerly known as CEPA India (BVI) Limited.................................British
                                                                                                                      Virgin
                                                                                                                      Islands
                      SEAP Investment (Mauritius) Limited.............................................................Mauritius
                  CEPA Operations, (Hong Kong) Limited................................................................Hong Kong
                      Southern Energy Asia-Pacific Operations (Phils.) Inc............................................Philippines
                  SEAP Project Management and Engineering (BVI) Limited...............................................British
                                                                                                                      Virgin
                                                                                                                      Islands
                  SEAP Fuels Limited..................................................................................British
                                                                                                                      Virgin
                                                                                                                      Islands
                      Southern Energy Singapore Pte Limited...........................................................Singapore
                           Allied Queensland Coalfields Pty Ltd.......................................................Australia
                           (95.17% - SEAP Fuels Limited; 4.83% - Southern Energy Singapore Pte Limited)
                               Aberdare Collieries Pty Ltd............................................................Australia
                                   New Whitwood Collieries Pty Ltd....................................................Australia
                                   Riverview Coal Terminal Pty Ltd....................................................Australia
                                   AQC (Kogan Creek) Pty Ltd..........................................................Australia
                                       AQC (Wilkie Creek) Pty Ltd.....................................................Australia
                               Baralaba Coal Pty Ltd..................................................................Australia
                               Lemon Grove Investments Pty Ltd........................................................Australia
                               Tiaro Coal Pty Ltd.....................................................................Australia
                  Southern Energy Australia (BVI) Limited.............................................................British
                                                                                                                      Virgin
                                                                                                                      Islands
                      Southern Energy (Holding) Denmark Aps...........................................................Denmark
                           SEAP Holding Europe B.V....................................................................Dutch
                               SEAP Australia Holdings Pty Ltd........................................................Australia
                                   CEPA Holding Australia Pty Ltd.....................................................Australia
                                    (60% - SEAP Australia Holding Pty Ltd; 40% - Third Party)
                                      CEPA (Kogan Creek) Holding Pty Ltd..............................................Australia
                                            CEPA (Kogan Creek) Leasing I Pty Ltd......................................Australia
                                            CEPA (Kogan Creek) Leasing II Pty Ltd.....................................Australia
                                            CEPA (Kogan Creek) Leasing III Pty Ltd....................................Australia
                                            CEPA (Kogan Creek) Leasing IV Pty Ltd.....................................Australia


         Southern Electric International - Netherlands, BV............................................................Netherlands
         Southern Electric International Finance, Inc.................................................................Delaware
         (90% - Mirant International Investments, Inc.; 10% - Luxembourg Energy Capital Management S.a.r.l)
         Southern Energy - Europe, Inc................................................................................Delaware
           Southern Energy Development - Europe Limited...............................................................England
                                                                                                                      & Wales
           Southern Energy Development Hungaria, L.L.C................................................................Hungary
           The Southern Company - Europe, plc........................................................................England
                                                                                                                     & Wales
         (99% - Southern Energy - Europe, Inc., 1% - Mirant Corporation)
           Southern Energy Netherlands, Ltd..........................................................................Delaware
              Mirant Asset Development and Procurement B.V. formerly known as
              Southern Energy Business Development and Procurement B.V...............................................Netherlands
              Mirant Investments Europe B.V. formerly known as Southern Energy Netherlands B.V.......................Netherlands
              (50% - Southern Energy Netherlands, Ltd.; 50% - Southern Energy Europe Investments Ltd.)
                  Mirant Generation Europe B.V. formerly known as Southern Energy Europe Generation B.V.Netherlands
                      Southern Energy Italia Generation S.r.l........................................................Italy
                      (90% - Mirant Generation Europe B.V.; 10% - Mirant Investments Europe B.V.)
                           Southern Energy Portogruaro S.r.l.........................................................Italy
                           (90% - Southern Energy Italia Generation S.r.l.;
                           10% - Mirant Generation Europe B.V.)
                           Southern Energy Citta S. Angelo S.r.l.....................................................Italy
                           (90% - Southern Energy Italia Generation S.r.l.;
                           10% - Mirant Generation Europe B.V.)
                  Mirant Europe B.V. formerly known as Southern Energy - Europe B.V..................................Netherlands
                  (45% - Mirant Investments Europe B.V.; 55% - SEI Worldwide Holdings (Germany) GmbH
                      Southern Energy - Italia S.r.l.................................................................Italy
                      (95% - Mirant Europe B.V.; 5% - SEI Worldwide Holdings (Germany) GmbH)
                      Mirant Energy Marketing Switzerland GmbH formerly known as Southern Energy Helvetica GmbH......Switzerland
                      (95% - Mirant Europe B.V.; 5% - Mirant Investments Europe B.V.)
                      SEE Nordic A.B.................................................................................Sweden
              Mirant Europe Management, Inc. formerly known as Southern Energy Netherlands Management Company, Inc...Delaware


           Southern Electric International - Europe, Inc..............................................................Delaware
              SEI Beteilligungs, GmbH.................................................................................Germany
                  P.T. Tarahan Power Company..........................................................................Indonesia
                  (55% - SEI Beteilligungs, GmbH; 45% - Third party)
              Southern Energy Europe Investments, Ltd.................................................................Delaware
                  WPD Investment Holdings Limited....................................................................England
                                                                                                                     & Wales
                  (50% - Southern Energy Europe Investments, Ltd.; 50% - Third party)
                  SEI Europe UK Limited..............................................................................England
                                                                                                                     & Wales
                  (50% - Southern Energy Europe Investments, Ltd.;
                  50% - Southern Electric International - Europe, Inc.)
                      WPD Holdings UK................................................................................England
                                                                                                                     & Wales
                      (50% - SEI Europe UK Limited; 50% - Third party)
         SEI Brazil Holdings, Inc....................................................................................Delaware
         SEI South America, Inc......................................................................................Delaware
         Mirant Caribe, Inc. formerly known as Southern Energy Caribe, Ltd...........................................Delaware
           Southern Energy Caribbean, Ltd............................................................................British
                                                                                                                     Virgin
                                                                                                                     Islands
           Southern Energy Virgin Islands, L.L.C.....................................................................US Virgin
                                                                                                                     Islands
         Mirant South America and Caribbean, Inc. formerly known as Southern Energy Newco2, Inc......................Delaware
           Southern Electric Bahamas Holdings, Ltd...................................................................Bahamas
              Southern Electric Bahamas, Ltd.........................................................................Bahamas
                  ICD Utilities Limited..............................................................................Bahamas
                  (10.776% - Southern Electric Bahamas, Ltd.; 89.224% - Third party)
                      Freeport Power Company Limited.................................................................Bahamas
                      (50% - Southern Electric Bahamas, Ltd.; 50% - ICD Utilities Limited)
           SEI Chile, S.A............................................................................................Chile
           (99.9% - Mirant South America and Caribbean, Inc., .1% - Mirant Corporation)
              Empresa Electrica del Norte Grande, S.A................................................................Chile
              (82.34034% - SEI Chile, S.A.; 17.65966% - Third parties)
                  Sitranor S.A.......................................................................................Chile
                  (60% - Empresa Electrica del Norte Grande, S.A.; 40% - Third parties)
                  Energia del Pacifico Limitada......................................................................Argentina
                  (99% - Empresa Electrica del Norte Grande, S.A.; 1% - SEI Chile, S.A.)
                      Gasoducto Nor Andino Argentina, S.A............................................................Chile
                      (21.085% - Energia del Pacifico Limitada; 78.915% - Third party)
                      Gasoducto Nor Andino S.A.......................................................................Chile
                      (21.085% - Empresa Electrica del Norte Grande, S.A.; 78.915% - Third party)


         Cayman Energy Traders.......................................................................................Cayman
                                                                                                                     Islands
         (27.59% - Mirant International Investments, Inc.; 72.41% - Third party)
         Southern Energy E Associados Particpacoes, S.A..............................................................Brazil
         Mirant Trinidad Investments, Inc. formerly known as Southern Electric International Trinidad, Inc...........Delaware
           Power Generation Company Trinidad and Tobago Limited......................................................Trinidad
                                                                                                                     & Tobago
           (39% - Mirant Trinidad Investments, Inc.; 61% - Third parties)
         SEI Germany - BEWAG, Inc....................................................................................Delaware
         SEI Worldwide Holdings, Inc.................................................................................Delaware
         SEI Worldwide Holdings (Germany) GmbH........................................................................Germany
         (50% - SEI Germany - BEWAG, Inc.; 50% - SEI Worldwide Holdings, Inc.)
           Southern Energy Holding Beteiligungsgesellschaft mbH.......................................................Germany
              BEWAG, AG...............................................................................................Germany
              (26% - Southern Energy Holding Beteiligungsgesellschaft mbH; 74% - Third parties)
           Southern Energy Development-Europa GmbH....................................................................Germany
      SE Finance Capital Corporation.................................................................................Delaware
       Southern Energy Finance Company, Inc..........................................................................Delaware
         EPZ Lease, Inc..............................................................................................Delaware
           EPZ Lease, LLC............................................................................................Delaware
           (99% - EPZ Lease, Inc.; 1% - Southern Energy Finance Company, Inc.)
              EPZ Lease Holding A, LLC...............................................................................Delaware
              (99% - EPZ Lease, LLC; 1% - EPZ Lease, Inc.)
                EPZ Lease Trust A....................................................................................Delaware
              EPZ Lease Holding B, LLC...............................................................................Delaware
              (99% - EPZ Lease, LLC; 1% - EPZ Lease, Inc.)
                EPZ Lease Trust B....................................................................................Delaware
              EPZ Lease Holding C, LLC...............................................................................Delaware
              (99% - EPZ Lease, LLC; 1% - EPZ Lease, Inc.)
                EPZ Lease Trust C....................................................................................Delaware


         Southern Energy Clairton, Inc...............................................................................Delaware
           Southern Energy Clairton, L.L.C...........................................................................Delaware
           (85% - Southern Energy Clairton, Inc.; 15% - Southern Energy
           Clairton2, Inc.)
              Clairton 1314 B Partnership, L.P.......................................................................Delaware
              (24.405% - Southern Energy Clairton, L.L.C.; 75.595% - Third parties)
         Southern Energy Clairton2, Inc..............................................................................Delaware
         Southern Energy Carbontronics, Inc..........................................................................Delaware
           Southern Energy Carbontronics, L.L.C......................................................................Delaware
           (99% - Southern Energy Carbontronics,Inc.; 1% - Southern Energy Finance Company)
              Carbontronics Synfuels Investors, L.P..................................................................Delaware
              (24.975% - Southern Energy Carbontronics, L.L.C.; 75.025% - Third parties)
         Dutch Gas Lease, Inc........................................................................................Delaware
            Dutch Gas Lease, L.L.C...................................................................................Delaware
              Dutch Gas Lease Holding A, L.L.C.......................................................................Delaware
                Dutch Gas Lease Trust A..............................................................................Delaware
              Dutch Gas Lease Holding B, L.L.C.......................................................................Delaware
                  Dutch Gas Lease Trust B............................................................................Delaware
              Dutch Gas Lease Holding C, L.L.C.......................................................................Delaware
                  Dutch Gas Lease Trust C............................................................................Delaware
         Gamog Lease, Inc. Delaware..................................................................................Delaware
           Gamog Lease Holding G, L.L.C..............................................................................Delaware
              Gamog Trust G..........................................................................................Delaware
           Gamog Lease Holding H, LLC................................................................................Delaware
              Gamog Trust H..........................................................................................Delaware
           Gamog Lease Holding I, LLC................................................................................Delaware
              Gamog Trust I..........................................................................................Delaware
         Nuon Lease, Inc.............................................................................................Delaware
           Nuon Lease Holding D, L.L.C...............................................................................Delaware
              Nuon Lease Trust D.....................................................................................Delaware
           Nuon Lease Holding E, L.L.C...............................................................................Delaware
              Nuon Lease Trust E.....................................................................................Delaware
           Nuon Lease Holding F, L.L.C...............................................................................Delaware
              Nuon Lease Trust F.....................................................................................Delaware
